UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2023

VALHI, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas	75240-2620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	VHI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The registrant held its 2023 annual meeting of stockholders on May 25, 2023. At the 2023 annual meeting, the registrant’s stockholders voted on the three proposals described in detail in the registrant’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 5, 2023. Stockholders present at the 2023 annual meeting, either in person or by proxy, represented 96.0% of the 28,279,493 shares eligible to vote at the meeting.

Proposal 1: Election of Directors

The registrant’s stockholders elected Thomas E. Barry, Loretta J. Feehan, Terri L. Herrington, Kevin B. Kramer, W. Hayden McIlroy, Michael S. Simmons and Mary A. Tidlund as directors. Each director nominee received votes “For” his or her election from at least 94.2% of the shares eligible to vote at the annual meeting.

Proposal 2:	Say-on-Pay, Nonbinding Advisory Vote Approving Executive Compensation

The registrant’s stockholders adopted a resolution, on a nonbinding advisory basis, approving the compensation of the registrant’s named executive officers as described in the registrant’s 2023 proxy statement. The resolution received the approval from 93.1% of the shares eligible to vote at the annual meeting.

Proposal 3: Say-When-on-Pay, Nonbinding Advisory Vote on the Preferred Frequency of Executive Compensation Votes

The registrant’s stockholders voted, on a nonbinding advisory basis, on the preferred frequency of every year, every other year or every third year for future advisory votes on the named executive officer compensation as disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission. An annual vote on such named executive officer compensation received the vote of 95.8% of the shares eligible to vote at the annual meeting. In light of the results of this nonbinding advisory vote, the registrant intends to hold an annual nonbinding advisory vote on such named executive officer compensation until the next required vote on the frequency of stockholder votes on the compensation of executives.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in its press release issued on May 25, 2023, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference. The information the registrant furnishes in this report under this Item 7.01, and the exhibit in Item 9.01, is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

9
(d)	Exhibits

	Item No.	Description

	99.1	Press release dated May 25, 2023 issued by the registrant.

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALHI, INC.
(Registrant)

	By:	/s/ Amy A. Samford
Date: May 25, 2023		Amy A. Samford Executive Vice President and Chief Financial Officer